UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A
Amendment No. 1

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2014

Silver Bay Realty Trust Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-35760	90-0867250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 250 Minnetonka, MN 55305
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (952) 358-4400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On August 6, 2014 Silver Bay Realty Trust Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) reporting the matters reflected below. This amendment is being filed solely to reflect the correct EDGAR tagging of the Original Filing as both a Current Report on Form 8-K filing as well as a communication filed as soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (17 CFR 240.14a-12).

Item 2.02           Results of Operations and Financial Condition

On August 6, 2014, Silver Bay Realty Trust Corp. (“Silver Bay”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2014. A copy of the press release and the 2014 Second Quarter Earnings Call Presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information in this Current Report, including Exhibits 99.1 and 99.2 attached hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report, including Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this particular Current Report is incorporated by reference).

Item 8.01           Other Information

Important Additional Information

As previously disclosed in a Current Report on Form 8-K filed August 4, 2014, Silver Bay has entered into a Contribution Agreement with its external manager to internalize its management structure and terminate its existing management agreement (the “Internalization”). The exhibits attached to this Current Report include information related to the Internalization.

IN CONNECTION WITH THE INTERNALIZATION TRANSACTION CONTEMPLATED BY THE CONTRIBUTION AGREEMENT, THE COMPANY WILL FILE A PROXY STATEMENT AND OTHER DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION. INVESTORS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE MANAGER AND THE TRANSACTIONS CONTEMPLATED BY THE CONTRIBUTION AGREEMENT, INCLUDING ITS TERMS AND ANTICIPATED EFFECTS AND RISKS TO BE CONSIDERED BY SILVER BAY’S STOCKHOLDERS. Stockholders of Silver Bay, and other interested persons, may find additional information regarding Silver Bay at the Commission’s Internet site at www.sec.gov or by directing requests to: Silver Bay Realty Trust Corp., Attn: Investor Relations, 601 Carlson Parkway, Suite 250, Minnetonka, MN 55305, telephone (952) 358-4400.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Press Release, dated August 6, 2014, issued by Silver Bay Realty Trust Corp. announcing Second Quarter 2014 results.
99.2*	2014 Second Quarter Earnings Call Presentation

*Filed with Original Filing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER BAY REALTY TRUST CORP.

	By:	/s/ TIMOTHY W. J. O’BRIEN
Timothy W. J. O’Brien
General Counsel and Secretary

Date: August 15, 2014